Exhibit 10.1

                                SECOND AMENDMENT
                                       TO
                        PURCHASE AND ASSUMPTION AGREEMENT


         This Second Amendment (the "Second Amendment") to the Purchase and Assumption Agreement (the "Agreement") is entered into as of this 22nd day of July, 2003 by and between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("Seller"), MATRIX CAPITAL BANK, a federal savings bank ("Parent"), and AMPRO MORTGAGE CORPORATION, a Delaware corporation ("Purchaser"). The Seller, Parent and Purchaser together shall be the "Parties". Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

         WHEREAS, at the desire of and agreement by the Parties, on April 17, 2003, the Seller entered into the Early Purchase Program Addendum to Loan Purchase Agreement (the "EPP Addendum") with Countrywide Home Loans, Inc. ("Countrywide"), in the amount of One Hundred Million Dollars and No Cents ($100,000,000.00); and

         WHEREAS, on April 18, 2003, the Parties executed that certain Amendment to Purchase and Assumption Agreement (the "First Amendment") in order to amend the Agreement to accommodate that transaction; and

         WHEREAS, the Parties have now determined it is in the best interests of the Parties for Seller to enter into an Amendment No. 1 to Early Purchase Program Addendum to Loan Purchase Agreement (the "EPP Addendum Amendment") with Countrywide in order to increase the available funds to One Hundred Fifty Million Dollars and No Cents ($150,000,000.00).

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties affirm and agree as follows:

          1. The Acquired Division shall enter into that certain EPP Addendum Amendment with Countrywide to increase the maximum amount of available funds to One Hundred Fifty Million Dollars and No Cents ($150,000,000.00).

          2. The Parties reaffirm all of the provisions, terms and modifications contained in the First Amendment, with the exception that wherever the First Amendment refers to the Countrywide Early Purchase Program, such reference shall be deemed to mean and include the Countrywide Early Purchase Program as amended by the EPP Addendum Amendment.



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          3.   Except to the extent expressly provided in this Second Amendment and the First Amendment, all terms of the Agreement shall remain in full force and effect and unaffected by the terms of this Second Amendment.

          4. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.


         IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed as of the date first written above.


                                     MATRIX FINANCIAL SERVICES
                                     CORPORATION



                                     By:_________________________
                                     Name:
                                     Title:


                                     MATRIX CAPITAL BANK



                                     By:________________________
                                     Name:
                                     Title:


                                     AMPRO MORTGAGE CORPORATION



                                     By:________________________
                                     Name:
                                     Title:




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